May 11, 2017 First Quarter 2017 Conference Call

Safe Harbor / Disclaimer 2 Any statements in this presentation about the future expectations, plans and prospects of Selecta Biosciences, Inc. (“the company”), including without limitation, statements regarding the development of its pipeline, the company's expectations about receiving additional payments from Spark Therapeutics, Inc. under the license agreement and/or the stock purchase agreement, the progress of the Phase 1/2 clinical program of SEL-212, the potential of SEL-212 to treat severe gout patients and resolve their debilitating symptoms, the announcement of data, conference presentations, the ability of the company’s SVP platform, including SVP- Rapamycin, to mitigate immune response and create better therapeutic outcomes, the potential treatment applications for products utilizing the SVP platform in areas such as enzyme therapy, gene therapy, oncology therapy, vaccines and treatments for allergies and autoimmune diseases, any future development of the company’s discovery programs in peanut allergy and/or celiac disease, the potential of the company’s two gene therapy product candidates to enable repeat administration, the progress of the company’s Phase I clinical trial in SELA-070, statements regarding the ability of SELA-070 to achieve smoking cessation and relapse prevention, whether SELA-070 will induce a strong and durable immune response in smokers, whether SELA-070 triggers the production of a high level of anti-nicotine antibodies and ultimately prevents nicotine from crossing the blood-brain barrier, the sufficiency of the company’s cash, cash equivalents, investments, and restricted cash and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the unproven approach of the company’s SVP technology, potential delays in enrollment of patients, undesirable side effects of the company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the company’s inability to maintain its existing or future collaborations or licenses, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, substantial fluctuation in the price of its common stock, a significant portion of the company’s total outstanding shares have recently become eligible to be sold into the market, and other important factors discussed in the “Risk Factors” section of the company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 28, 2017, and in other filings that the company makes with the SEC. In addition, any forward-looking statements included in this presentation represent the company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The company specifically disclaims any obligation to update any forward-looking statements included in this presentation.

Applying Selecta’s Immune Tolerance Platform in Three Core Areas 3 IMMUNE TOLERANCE SVP Encapsulated Rapamycin Encapsulating Nanoparticle PLA+PLA-PEG Gene TherapyEnzyme Therapy SVP-Rapamycin’s preclinical, clinical and manufacturing data can be applied across a broad range of product candidates Oncology

SEL-212 for the Treatment of Severe Gout

SEL-212 Designed to Treat Severe Gout Patients, Addressing an Important Unmet Need 5 6.8 6.0 Seru m Uric Aci d ( sU A ) Le vel ( in m g/ d L) >6.8 mg/dL: Maximum solubility of uric acid in water; point of crystal formation <6.0 mg/dL: FDA/EMA primary endpoint for gout meds Time Slow clearance of deposits via chronic oral medications (unless refractory) Rapid clearance of uric acid deposits via SEL-212 treatment cycle

Trial Completion Phase 2 Trial Overview 6 • Patients with symptomatic gout and serum uric acid levels >6 mg/dL • Safety, tolerability and pharmacokinetics of multiple doses of SEL-212 and pegsiticase alone • Reduction of ADA levels • Reduction of serum uric acid levels • Multiple ascending dose cohorts • Control cohorts: pegsiticase alone every 28 days for up to five doses • All other cohorts: SEL-212 every 28 days for three doses followed by two doses of pegsiticase alone • Dosing stopped upon failure to control serum uric acid • Expected by the end of 2017 • 58 patients dosed at 10 active U.S. clinical sites Enrollment Criteria Primary/Secondary Endpoints Design Dosing Stopping Rules As of May 10, 2017 Clinicaltrials.gov NCT02959918

7

Severe Gout is a Rare and Serious Disease with Substantial Unmet Needs

Gout Patients (million)[1]


8.3
US Gout Prevalence
3.1
Un-diagnosed or no Rx treatment
5.2
US Gout Patients Rx Treated
4.7
Primary Care, Endo, Nephro, Other
0.5
Rheum*

Estimated SEL-212 Target Patient Population[1]


530,000
US Gout treated at Rheum
370,000
No/not diagnosed tophi
160,000²
Est. SEL-212 patient pool

Severe, Uncontrolled Gout Target Patient Population

- Experience intense pain, inflammation, gouty arthritis and debilitating flares caused by uric acid crystal deposits in joints and tissue
- At risk for kidney and cardiovascular disease if left untreated
- High unmet need for patients today

* Rheumatologists see an estimated 10% of treated gout patients
(1) Source: IMS, Desk Research, Selecta Rheum interviews, Crystal patient registry
(2) Includes an estimated 50,000 patients with chronic refractory gout

SELECTA Biosciences

Oncology

9

LMB-100 Immunotoxin Overview

- **LMB-100: Pseudomonas exotoxin A linked to antibody Fab targeting mesothelin**
- **Currently in Phase 1 clinical trials**
- **Efficacy limited by formation of ADAs**



Ira Pastan, M.D.
Head, Molecular Biology Section
National Cancer Institute

LMB-100



Anti-mesothelin Fab

Pseudomonas exotoxin A domain III with mutated B cell epitopes

Mesothelin overexpressed on many solid tumors:

- Mesothelioma (~100%)
- Pancreatic cancer (~100%)
- Ovarian cancer (70%)
- Lung cancer (50%)
- Breast cancer (34%)
- Gastric cancer

SELECTA Biosciences

10

Phase 1 Clinical Activity of SS1P Precursor to LMB-100 in Mesothelioma

Benefit of LMB-100 Precursor + Immunosuppressives in Patients Receiving Multiple Treatment Cycles

- ADAs limited number of treatment cycles despite heavy immunosuppressive therapy
- Patients that tolerated multiple cycles showed significant anti-tumor responses and “unprecedented” long-term remission



Before treatment



After 1.6 months


Sum of target lesions (cm)
Months after treatment
0 5 10 15 20 25 30 35
0 2 4 6 8 10 12 14

2 Treatment Cycles (8 patients)


Sum of target lesions (cm)
Months after treatment
0 20 40 60 80
0 2 4 6 8 10 12 14

4 Treatment Cycles (1 patient)


Sum of target lesions (cm)
Months after treatment
0 5 10 15 20 25 30
0 2 4 6 8 10 12 14 16

6 Treatment Cycles (1 patient)

SELECTA Biosciences

Hassan, Pastan et al. Cancer Research (2014)

11

Preclinical Data Supports the Promise of SVP-Rapamycin + LMB-100 Combination Therapy


SVP-Rapamycin
LMB-100

Prevents formation of anti-drug antibodies

Restores LMB-100's anti-tumor response

SVP alone does not accelerate tumor growth


Anti-LMB-100 Antibody
Anti-LMB-100 IgG (µg/ml)
400
300
200
100
0
LMB-100
LMB-100 + SVP
LMB-100
SVP
0
2
4
6
8
Week


Tumor Growth
Tumor size (mm3)
2500
2000
1500
1000
500
Saline
LMB-100
LMB-100+SVP
-10
-5
0
5
10
15
20
Days since tumor inoculation


Tumor Growth
Tumor size (mm3)
1500
1000
500
0
Saline
SVP-Rapamycin
0
10
20
30
Days since tumor inoculation

SELECTA Biosciences

Gene Therapy

13

Example: Repeat Dosing for Lifelong Treatment

- Selecta's gene therapy programs are targeting rare and severe metabolic diseases with high mortality
- Virtually all MMA patients die by age 35
- About half of patients with UCDs, such as OTC, die by the age of 40
- Early treatment improves outcomes
- Gene therapy holds the potential to correct these defects, but transgenes can be diluted by growth
- Redosing could change the paradigm for patients

Mortality of Inborn Errors of Metabolism*


Survival probability (%)
100
80
60
40
20
0
Maple Syrup Urine Disease
(MSUD)
Urea Cycle Disorder
(UCD)
Propionic Acidemia
(PA)
Methylmalonic Acidemia
(MMA)
0
10
20
30
40
50
60
70
Age (years)



SELECTA Biosciences

*Source: John Walter, M.D., Consultant Pediatrician, Inherited Metabolic Disease, Royal Manchester Children's Hospital, U.K

Smoking Cessation and Relapse Prevention

Dosing Now Underway in Phase 1 Trial of Nicotine Vaccine for Smoking Cessation & Relapse Prevention • Program being funded by National Institute on Drug Abuse, part of NIH • SELA-070: Our second-generation vaccine candidate, consisting of nicotine-conjugated nanoparticles encapsulating immune stimulating agents • Designed to induce strong, durable immune response by triggering anti-nicotine antibodies that bind with nicotine to prevent an addictive response • Plan to enroll 48 smokers in Belgium with results expected by mid-2018 15 As the leading cause of preventable disease and mortality, smoking remains one of the greatest threats to public health SELA-070 T-Antigen Particle SEL-034 Adjuvant Particle SEL-020 Nicotine

Q1 Financial Overview For the Quarter Ended (In thousands, except share and per share data) March 31, 2017 March 31, 2016 Grant & Collaboration Revenue $137 $2,088 Research & Development Expenses 11,044 6,648 General & Administrative Expenses 3,875 2,381 Net Loss Attributable to Common Stockholders ($15,134) ($9,832) Net Loss Per Basic Share ($0.82) ($4.52) Wtd. Avg. Common Shares Outstanding – Basic & Diluted 18,474,227 2,175,037 As of (In thousands) March 31, 2017 December 31, 2016 Cash, Cash Equivalents, Marketable Securities, Restricted Cash $68,919 $84,535 Selecta believes its cash, cash equivalents, short-term deposits, investments and restricted cash will be sufficient to fund the company into mid-2018 16